                      MANAGED MUNICIPALS PORTFOLIO II INC.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

             ------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 2, 1994
             ------------------------------------------------------

To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Managed Municipals Portfolio II Inc. (the "Portfolio"), will be held at Two World Trade
Center, 100th Floor, New York, New York on March 2, 1994, commencing at 10:00 a.m.

     The Annual Meeting is being held for the purposes of:

     1. electing two (2) Directors of the Portfolio (Proposal 1);

     2. ratifying the selection of Coopers & Lybrand as the independent accountants for the Portfolio for the current fiscal year of the Portfolio (Proposal 2); and

     3. transacting such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The close of business on December 20, 1993 has been fixed as the record date for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                                       By Order of the Directors,

                                       FRANCIS J. MCNAMARA, III
                                       SECRETARY
January 14, 1994
New York, New York

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH BELOW. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
For
example:

         REGISTRATION               VALID SIGNATURE
         ------------               ---------------
CORPORATE ACCOUNTS
- ------------------
(1)  ABC Corp....................... ABC Corp.
(2)  ABC Corp....................... John Doe, Treasurer
(3)  ABC Corp.
       c/o John Doe, Treasurer...... John Doe
(4)  ABC Corp. Profit Sharing Plan . John Doe, Trustee

TRUST ACCOUNTS
- --------------
(1)  ABC Trust...................... Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
       u/t/d 12/28/78............... Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
- ----------------------------
(1)  John B. Smith, Cust.
        f/b/o John B. Smith,
        Jr. UGMA.................... John B. Smith
(2)  Estate of John B. Smith........ John B. Smith, Jr., Executor

                         ANNUAL MEETING OF SHAREHOLDERS

                                 MARCH 2, 1994

                 ---------------------------------------------

                      MANAGED MUNICIPALS PORTFOLIO II INC.

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048

                 ---------------------------------------------

                                PROXY STATEMENT

                                  INTRODUCTION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Managed Municipals Portfolio II Inc. (the "Portfolio") for use at the Annual Meeting of Shareholders of the Portfolio, to be held on March 2, 1994, or any adjournment or adjournments thereof (collectively, the "Meeting"). The Meeting will be held at Two World Trade Center, 100th Floor, New York, New York, at 10:00 a.m. This proxy statement and accompanying proxy card are first being mailed on or about January
19, 1994. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of the Portfolio; the Greenwich Street Advisors Division of Mutual Management Corp. (the "Adviser"), the adviser for the Portfolio; The Boston Company Advisors, Inc., administrator for the Portfolio ("Boston Advisors"); and/or The Shareholder Services Group, Inc. ("TSSG"), a subsidiary of First Data Corporation, the transfer agent for the Portfolio. The costs of proxy solicitation and expenses incurred in connection with the preparation of this proxy statement and its enclosures will be paid by the Portfolio. The Portfolio will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of Portfolio shares. The Annual Report of the Portfolio, including audited financial statements for the fiscal year ended August 31, 1993, has previously been or is being furnished to all shareholders of the Portfolio.

     If an enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the nominees for director and FOR the other matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes"(that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Approval of Proposals 1 and 2 require the affirmative vote of a plurality of shares voted. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes would have no impact on such Proposals. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to the Portfolio at the above address prior to the date of the
Meeting.

     In the event that a quorum is not present at a Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on any one of the proposals in this proxy statement prior to any adjournment if sufficient votes have been received for approval. Under the By-laws of the Portfolio, as applicable, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote on the particular matter at the Meeting.

     The Board has fixed the close of business on December 20, 1993 as the record date (the "Record Date") for the determination of shareholders of the Portfolio entitled to notice of and to vote at the Meeting. The Portfolio has one class of common stock, which has a par value of $.001 per share. At the close of business on the Record Date there were 11,216,681 shares of common stock outstanding (the "Shares"). Each shareholder is entitled to one vote for each Share held and a proportionate fraction of a vote for any fractional share held.

     As of the Record Date, to the knowledge of the Portfolio and its Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act")), except as set forth below, beneficially owned more than 5% of the outstanding Shares of the Portfolio. As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held 10,932,821 Shares, or 97.47% of the Portfolio's Shares. Of the Shares held by Cede & Co., Smith Barney Shearson Inc. ("Smith Barney Shearson") held of record 10,176,070 Shares, or 90.72% of the Portfolio's
Shares, for which it has discretionary and non-discretionary authority. As of the Record Date, the officers and Board Members of the Portfolio as a group beneficially owned less than 1% of the shares of that Portfolio.

     In order that a shareholder's Shares may be represented at the Meeting, shareholders are required to allow sufficient time for their proxies to be received on or before 10:00 a.m. on March 2, 1994.

     The following table shows certain information about the executive officers of the Portfolio, other than Heath B. McLendon, for whom comparable information is provided in the discussion of Proposal 1 below. Each officer of the Portfolio serves at the discretion of the Board.

                                              AMOUNT (AND
                                             PERCENTAGE) OF
                                              OUTSTANDING
                                               SHARES OF
                                              COMMON STOCK
                                              BENEFICIALLY     PRINCIPAL
OCCUPATION
                                 OFFICE       OWNED* AS OF     DURING THE PAST
FIVE
   NAME (AGE) AND ADDRESS         HELD      THE RECORD DATE          YEARS
   ----------------------        ------     ---------------    ---------------
- -----
Stephen J. Treadway (46)      President     None              Executive Vice
  1345 Avenue of the Americas                                 President and
  New York, NY 10105                                          Director of
Smith
                                                              Barney Shearson;
                                                              Director and
                                                              President of
                                                              Mutual
Management
                                                              Corp., Smith
                                                              Barney Advisors
                                                              Inc. and other
                                                              investment
                                                              companies
                                                              associated with
                                                              Smith Barney
                                                              Shearson; and
                                                              Trustee of
                                                              Corporate Realty
                                                              Income Trust I

Richard P. Roelofs (40)       Executive     None              Managing
Director
  Two World Trade Center      Vice                            of Smith Barney
  New York, NY 10048          President                       Shearson and
                                                              President of
                                                              Smith Barney
                                                              Shearson
                                                              Investment
                                                              Strategy
Advisors
                                                              Inc., an
                                                              investment
                                                              advisory
                                                              affiliate of
                                                              Shearson; prior
                                                              to July 1993,
                                                              Senior Vice
                                                              President of
                                                              Shearson Lehman
                                                              Brothers Inc.
and
                                                              Vice President
of
                                                              Shearson Lehman
                                                              Strategy
Advisors
                                                              Inc.

                                              AMOUNT (AND
                                             PERCENTAGE) OF
                                              OUTSTANDING
                                               SHARES OF
                                              COMMON STOCK
                                              BENEFICIALLY    PRINCIPAL
OCCUPATION
                                 OFFICE       OWNED* AS OF    DURING THE PAST
FIVE
   NAME (AGE) AND ADDRESS         HELD      THE RECORD DATE          YEARS
   ----------------------        ------     ---------------   ----------------
- ----
Vincent Nave (48)             Chief               None        Senior Vice
  Exchange Place              Financial                       President of
  Boston, MA 02109            and                             Boston Advisors
                              Accounting                      and Boston Safe
                              Officer and                     Deposit and
Trust
                              Treasurer                       Company

Francis J. McNamara, III (38) Secretary           None        Senior Vice
  Exchange Place                                              President and
  Boston, MA 02109                                            General Counsel
                                                              of Boston
                                                              Advisors; prior
                                                              to June 1989,
                                                              Vice President
                                                              and Associate
                                                              Counsel of
Boston
                                                              Advisors

Joseph P. Deane (45)          Vice                None        Senior Vice
  Two World Trade Center      President                       President and
  New York, NY 10048          and                             Managing
Director
                              Investment                      of the Adviser;
                              Officer                         prior to July
                                                              1993, Senior
Vice
                                                              President and
                                                              Managing
Director
                                                              of Shearson
                                                              Lehman Advisors

David Fare (30)               Investment          None        Vice President
of
  Two World Trade Center      Officer                         the Adviser;
  New York, NY 10048                                          prior to July
                                                              1993, Vice
                                                              President of
                                                              Shearson Lehman
                                                              Advisors; prior
                                                              to March 1989, a
                                                              senior portfolio
                                                              accountant with
                                                              the firm of
                                                              Merrill Lynch
                                                              Pierce, Fenner &
                                                              Smith Inc., New
                                                              York, New York

- ---------------
 * For this purpose "beneficial ownership" is defined under Section 13(d) of the
   Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Portfolio by the officers.

PROPOSAL 1:  TO ELECT TWO (2) DIRECTORS OF THE PORTFOLIO

     The first proposal to be considered at the Meeting is the election of two
(2) Directors of the Portfolio.

     The Board of Directors of the Portfolio is divided into three classes with the terms of office of one class expiring each year. At the forthcoming Meeting, it is proposed that Martin Brody and Allan J. Bloostein, who have previously been elected by the shareholders and are currently serving as Class I Directors, each be elected for a term of three years (until the Annual Meeting in 1997) and until their respective successors are duly elected and qualified.

     Messrs. Brody and Bloostein have consented to serve as Directors if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Section 16(a) of the Exchange Act requires the Portfolio's officers and Directors, and persons who beneficially own more than ten percent of a registered class of the Portfolio's equity securities, to file reports of ownership with the Securities and Exchange Commission (the "SEC"), the New York
Stock Exchange and the Portfolio. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Portfolio believes that, during fiscal year 1993, all filing requirements applicable to such persons were complied with.

     Each Director who is not an "interested person" of the Portfolio (an "Independent Board Member") receives a fee of $5,000 per annum plus $500 per meeting attended, and reimbursement for travel and out-of-pocket expenses. The aggregate remuneration paid to Directors by the Portfolio for the fiscal year ended August 31, 1993 amounted to $41,649 (including reimbursement for travel and out-of-pocket expenses). The Board of Directors held nine meetings during the fiscal year ended August 31, 1993, four of which were regular meetings.

     The Board has an Audit Committee consisting of all Independent Board Members. The Audit Committee reviews the scope and results of the Portfolio's annual audit with the Portfolio's independent accountants and recommends the engagement of accountants. The Audit Committee met twice during the fiscal year ended August 31, 1993. Each incumbent Director attended at least 75% of the meetings of the Board and committees of which he is a member that were held in the last fiscal year.

     Each of the nominees for Director of the Portfolio currently serves as a Director of the Portfolio. Any Director may resign and any Director may be removed at any meeting of shareholders called for that purpose by a vote of a majority of the votes entitled to be cast for election of Directors. In case a vacancy shall exist for any reason, the remaining Directors may fill the vacancy by appointing another Director. If at any time less than a majority of the Directors holding office have been elected by shareholders, the Directors then in office will call a shareholders meeting for the purpose of electing Directors.

     Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Portfolio, together with certain other information:

                                         AMOUNT (AND
                                        PERCENTAGE) OF
                                         OUTSTANDING
                                          SHARES OF               PRINCIPAL
                                         COMMON STOCK            OCCUPATION
                                         BENEFICIALLY             AND OTHER
                          BOARD MEMBER     OWNED**            DIRECTORSHIPS***
                          OF PORTFOLIO    AS OF THE              DURING THE
 NAME (AGE) AND ADDRESS      SINCE       RECORD DATE           PAST FIVE YEARS
 ----------------------   ------------  --------------        ----------------
NOMINEES TO SERVE UNTIL
THE 1997 MEETING OF
SHAREHOLDERS:

Martin Brody (71)             1992           None       Vice Chairman of the
Board of
  Three ADP Boulevard                                   Directors of
Restaurant
  Roseland, NJ 07068                                    Associates Corp.;
Director of
                                                        Jaclyn, Inc., an
apparel
                                                        manufacturer

Allan J. Bloostein (63)       1992           None       Consultant; formerly
Vice
  27 West 67th Street,                                  Chairman of the Board
of May
  Apt. 5FW                                              Department Stores
Company;
  New York, NY 10023                                    Director of Crystal
Brands,
                                                        Inc., Melville Corp.,
R.G.
                                                        Barry Corp. and
Hechinger Co.
DIRECTORS TO SERVE UNTIL
THE 1996 MEETING OF
SHAREHOLDERS:

Dwight B. Crane (55)          1992           None       Professor, Graduate
School of
  Harvard Business School                               Business
Administration,
  Soldiers Field Road                                   Harvard University;
Director
  Boston, MA 02163                                      of Peer Review
Analysis, Inc.

Charles Barber (75)           1992           None       Consultant; formerly
Chairman
  66 Glenwood Drive                                     of the Board, ASARCO
  Greenwich, CT 06830                                   Incorporated

DIRECTOR TO SERVE UNTIL
THE 1995 MEETING OF
SHAREHOLDERS:

Heath B. McLendon* (60)       1992          (.01%)      Executive Vice
President of
  Two World Trade Center                                Smith Barney Shearson;
  New York, NY 10048                                    Chairman of the Board
of
                                                        Smith Barney Shearson
                                                        Strategy Advisers
Inc.; prior
                                                        to July 1993, Senior
                                                        Executive Vice
President of
                                                        Shearson Lehman
Brothers,
                                                        Vice Chairman of
Shearson
                                                        Asset Management, a
member of
                                                        the SLB Asset
Management
                                                        Division of Shearson
Lehman
                                                        Brothers; Director of
                                                        PanAgora Asset
Management,
                                                        Inc. and PanAgora
Asset
                                                        Management Limited,
                                                        investment advisory
                                                        affiliates of Shearson
Lehman
                                                        Brothers

                                         AMOUNT (AND
                                        PERCENTAGE) OF
                                         OUTSTANDING
                                          SHARES OF               PRINCIPAL
                                         COMMON STOCK            OCCUPATION
                                         BENEFICIALLY             AND OTHER
                          BOARD MEMBER     OWNED**            DIRECTORSHIPS***
                          OF PORTFOLIO    AS OF THE              DURING THE
 NAME (AGE) AND ADDRESS      SINCE       RECORD DATE           PAST FIVE YEARS
 ----------------------   ------------  --------------        ----------------
All directors and                           (.01%)
officers as a group
(11 persons including
the foregoing)

- ---------------
  * "Interested person" of the Portfolio, as defined in the 1940 Act, by virtue of his position as an officer or director of the Adviser or one of its affiliates.

 ** For this purpose "beneficial ownership" is defined under Section 13(d) of the Exchange Act. The information as to beneficial ownership is based solely upon information furnished to the Portfolio by the nominees/directors.

*** Directorships, general partnerships or trusteeships of companies that are required to report to the SEC, other than open-end registered investment companies.

REQUIRED VOTE

     Election of the listed nominees for Director will require the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF THE PORTFOLIO, INCLUDING ALL THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

PROPOSAL 2:  TO RATIFY THE SELECTION OF COOPERS & LYBRAND AS THE INDEPENDENT
             ACCOUNTANTS FOR THE PORTFOLIO FOR THE CURRENT FISCAL YEAR

     The second proposal to be considered at the Meeting is the ratification of the selection of Coopers & Lybrand as the independent public accountants for the
Portfolio.

     Coopers & Lybrand, One Post Office Square, Boston, Massachusetts 02109, has served as independent accountants for the Portfolio for the fiscal year ended August 31, 1993, and has been selected to serve in this capacity for the Portfolio's current fiscal year by at least a majority of the Independent Board
Members. Coopers & Lybrand has informed the Portfolio that it has no direct or indirect financial interest in the Portfolio, Smith Barney Shearson, or any of their affiliates. Representatives of Coopers & Lybrand are expected to be present at the Meeting and will be given the opportunity to make a statement if they so desire and will respond to appropriate questions.

REQUIRED VOTE

     Ratification of the selection of Coopers & Lybrand as independent accountants for the Portfolio requires the affirmative vote of the holders of a plurality of the votes cast at the Meeting in person or by proxy.

     THE BOARD OF THE PORTFOLIO, INCLUDING ALL OF THE INDEPENDENT BOARD MEMBERS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND.


                             ADDITIONAL INFORMATION

INVESTMENT ADVISER

     Greenwich Street Advisors (the "Adviser"), located at Two World Trade Center, New York, New York 10048, has served as the investment adviser to the Portfolio since July 31, 1993 pursuant to an investment advisory agreement dated
July 31, 1993 (the "Advisory Agreement"). The Adviser (through its predecessors) has been in the investment counseling business since 1934 and is a division of Mutual Management Corp. ("MMC") which was incorporated in 1978. The Adviser renders investment advice to investment companies that had assets under management as of November 30, 1993 in excess of $43.2 billion. MMC is a wholly owned subsidiary of Smith Barney Shearson Inc. ("Smith Barney Shearson") which in turn is a wholly owned subsidiary of Travelers Inc. ("Travelers"). The principal executive offices of Smith Barney Shearson and Travelers are 1345 Avenue of the Americas, New York, New York 10105, and 65 East 55th Street, New York, New York 10022, respectively.

     Prior to July 31, 1993, Shearson Lehman Advisors, a member of the investment management group of the SLB Asset Management Division of Shearson Lehman Brothers Inc., served as investment adviser to the Portfolio. As of the close of business on July 30, 1993, Travelers (which at the time was known as Primerica Corporation) and Smith Barney, Harris Upham & Co. Incorporated completed the acquisition of substantially all of the domestic retail brokerage and asset management businesses of Shearson Lehman Brothers Inc. and Smith Barney, Harris Upham & Co. Incorporated was renamed Smith Barney Shearson Inc. As of the close of business on July 30, 1993, the Adviser succeeded Shearson Lehman Advisors as the Portfolio's investment adviser. The new investment advisory agreement with the Adviser contains terms and conditions substantially similar to the investment advisory agreement with the predecessor investment adviser and provides for payment of fees at the same rate as was paid to such predecessor investment adviser.

     As of the Record Date, the Directors and/or executive officers of the Portfolio beneficially owned (or were deemed to beneficially own pursuant to the rules of the SEC) less than 1% of the shares of common stock of Primerica. The name, principal occupation and address of each director and principal executive officer of the Adviser are set forth in Exhibit A hereto. An audited balance sheet for MMC as of December 31, 1992 is set forth as Exhibit B hereto.

THE ADVISORY AGREEMENT

     The Advisory Agreement was most recently approved by the Portfolio's Board of Directors, including a majority of the Independent Board Members on April 7,
1993, and by the Portfolio's shareholders on June 9, 1993, pursuant to an undertaking to the SEC to submit the Advisory Agreement to shareholders for their approval at the first meeting of shareholders. Under the terms of the Agreement, the Adviser is required, subject to the supervision and approval of the Board of the Portfolio, to manage the Portfolio's investments in accordance with the investment objectives and policies as stated in the Portfolio's Prospectus. The Adviser is responsible for making investment decisions, supplying investment research and portfolio management services and placing orders to purchase and sell securities on behalf of the Portfolio.

     In consideration of services rendered by the Adviser pursuant to the Advisory Agreement, the Portfolio pays a monthly fee at the annual rate of .70%
of the Portfolio's average monthly net assets. Pursuant to the Advisory Agreement, the Portfolio paid a total of $925,705 in advisory fees for the fiscal year ended August 31, 1993.

     The Adviser bears all expenses in connection with the performance of its services under the Advisory Agreement. Other expenses incurred in the operation of the Portfolio are borne by the Portfolio, including taxes, interest, brokerage fees and commissions, if any; fees of the Board Members who are not officers, directors, shareholders or employees of the Adviser, the Portfolio's administrator and its affiliates; SEC fees and state blue sky qualification fees; charges of custodian and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; cost of investor services (including allocable telephone and personnel expenses); costs of preparation and printing of shareholders' reports; costs incurred in connection with meetings of the Board and of the shareholders of the Portfolio; listing fees; and any extraordinary expenses.

     If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to the Advisory Agreement (and the administration agreement) but excluding interest, taxes, brokerage and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Adviser will reduce its advisory fees to the Portfolio for the excess expense to the extent required by state law in the same proportion as its advisory fee bears to the Portfolio's aggregate fees for investment advice and administration. Proportionate reductions would also be made by the Portfolio's administrator. This expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of, or in connection with, the rendering of its services thereunder.

     Pursuant to its terms, the Advisory Agreement will remain in effect for an initial two-year term and will continue in effect for successive periods if and so long as such continuance is specifically approved annually by (a) the Portfolio's Board or (b) a Majority Vote of the Portfolio's shareholders, provided that in either event, the continuance also is approved by a majority of the Independent Board Members by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of the Portfolio or by a Majority Vote of the Portfolio's shareholders, or on 90 days' written notice by the Adviser. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940, as amended).

PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for the Portfolio are made by the Adviser, subject to the overall review of the Portfolio's Board. Although investment decisions for the Portfolio are made independently from those of the other accounts managed by the Adviser, investments of the type the Portfolio may make also may be made by those other accounts. When the Portfolio and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained or disposed of by the Portfolio.

     Transactions on U.S. stock exchanges and many foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are repurchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

     In selecting brokers or dealers to execute portfolio transactions on behalf of the Portfolio, the Adviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the Adviser is authorized, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act) provided to the Portfolio and/or other accounts over which the
Adviser or its affiliates exercise investment discretion. The fees under an Agreement are not reduced by reason of the Portfolio's or the Adviser's receiving brokerage and research services. Research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issues and industries. These services are used by the Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Portfolio may be used in managing other investment accounts. Conversely, brokers furnishing these services may be selected for the execution of transactions for these other accounts, whose aggregate assets may exceed those of the Portfolio, and the services furnished by the brokers may be used by the Adviser in providing investment management for the Portfolio. During the last fiscal year of the Portfolio, neither the Portfolio nor its Adviser, pursuant to any agreement or understanding with a broker or otherwise through an internal allocation procedure, directed the Portfolio's brokerage transactions to a broker or brokers because of research services provided. The Board of the Portfolio periodically will review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by the Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

     To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, subject to the approval of the Board of the Portfolio, transactions for the Portfolio may be executed through Smith Barney Shearson and other affiliated broker-dealers if, in the judgment of the Adviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers.

     The Portfolio will not purchase any security, including U.S. government securities, during the existence of any underwriting or selling group relating to the security of which Smith Barney Shearson is a member, except to the extent permitted by the SEC.

     For the fiscal year ended August 31, 1993, the Portfolio did not incur any brokerage commissions.


                      SUBMISSION OF SHAREHOLDER PROPOSALS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for the 1995 annual meeting of shareholders must submit their proposals for inclusion in the proxy materials relating to the next annual meeting in writing to the Secretary of the Portfolio, c/o The Boston Company Advisors, Inc., Exchange Place, Boston, MA 02109, no later than August 31, 1994.


                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

     Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board Member of the Portfolio. Meetings of shareholders for any other purpose also shall be called by the Secretary of the Portfolio when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting.


                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Portfolio does not intend to present any other business at the Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

January 14, 1994

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


                                  EXHIBIT LIST

EXHIBIT A   Name, Position with, Principal Occupation and Address of each
            Director and Principal Executive Officer of the Adviser.

EXHIBIT B   Audited balance sheet of MMC.


                                                                       EXHIBIT
A


                        NAME, OCCUPATION AND ADDRESS OF
                             EXECUTIVE OFFICERS OF
                           GREENWICH STREET ADVISORS

     The name, position with Greenwich Street Advisors and principal occupation of each executive officer and director of Greenwich Street Advisors are set forth in the following table. The business address of each such person is Two
World Trade Center, New York, New York 10048.

                         POSITION WITH GREENWICH
NAME                         STREET ADVISORS          PRINCIPAL OCCUPATION
- ----                     -----------------------      --------------------

Thomas B. Stiles II...   Chairman and Chief        Senior Executive Vice
                         Executive Officer         President of Smith Barney
                                                   Shearson

Jeffrey Applegate.....   Managing Director         Same

John C. Bianchi.......   Managing Director         Same

Robert Brady..........   Managing Director         Same

Ellen S. Cammer.......   Managing Director         Same

James Conroy..........   Managing Director         Same

Joseph P. Deane.......   Managing Director         Same

Kenneth Egan..........   Managing Director         Same

Peter Frazier.........   Managing Director         Same

Jay Gerken............   Managing Director         Same

Jack Levande..........   Managing Director         Same

Lawrence T. McDermott.   Managing Director         Same

Ronald Perry..........   Managing Director         Same

Kevin Reed............   Managing Director         Same

Phyllis M. Zahorodny..   Managing Director         Same


                                                                       EXHIBIT
B


                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Mutual Management Corp.:

     We have audited the accompanying consolidated balance sheet of Mutual Management Corp. (a wholly-owned subsidiary of Smith Barney Inc.) and its Subsidiary as of December 31, 1992. This consolidated financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this consolidated financial statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit of a balance sheet includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

     In our opinion, the consolidated balance sheet referred to above presents fairly, in all material respects, the financial position of Mutual Management Corp. and its Subsidiary as of December 31, 1992 in conformity with generally accepted accounting principles.

     As discussed in Note 3 to the consolidated balance sheet, the Company changed its method of accounting for income taxes in 1992 to adopt the provisions of the Financial Accounting Standards Board's Statement of Financial
Accounting Standards No. 109, ACCOUNTING FOR INCOME TAXES.

                                        KPMG Peat Marwick

New York, New York
March 31, 1993

                     MUTUAL MANAGEMENT CORP. AND SUBSIDIARY
                (A WHOLLY-OWNED SUBSIDIARY OF SMITH BARNEY INC.)

                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1992

                                     ASSETS

Cash...................................               $    68,835
Management fees receivable.............                   152,689
Deposits with clearing organization....                    50,120
Investments in mutual funds, at cost...                 1,812,400
Furniture and fixtures, net of
  accumulated depreciation.............                    97,305
Investment advisory contracts, net of
  accumulated amortization.............                93,321,671
Due from affiliates, net...............                 1,034,223
Other assets...........................                     5,624
                                                      -----------
                                                      $96,542,867
                                                      -----------
                                                      -----------
           LIABILITIES AND STOCKHOLDER'S EQUITY
Note payable...........................               $ 3,925,449
Deferred tax liability.................                37,766,422
Stockholder's equity:
  Common shares, $1 par value..........         500
  Additional paid-in capital...........  48,644,986
  Retained earnings....................   6,148,490
  Cumulative translation adjustment....      57,020    54,850,996
                                         ----------   -----------
                                                      $96,542,867
                                                      -----------
                                                      -----------

NOTES:

(1) ORGANIZATION -- Mutual Management Corp. ("MMC"), a registered investment adviser, acts pursuant to management agreements as investment manager to the following investment companies: Smith Barney Money Funds, Inc.
("SBM"),
     Smith Barney Tax Free Money Fund, Inc. ("TFM"), Smith Barney Muni Bond Funds ("MBF"), Smith Barney Municipal Fund, Inc. ("SBT"), Smith Barney Intermediate Municipal Fund, Inc. ("SBI") and Smith Barney U.S. Dollar Reserve Fund ("SBDR") and administrator of The Inefficient-Market Fund, Inc. MMC provides each company with personnel, investment advice, office space and administrative services at fees based on the net assets of each fund. The consolidated balance sheet includes the accounts of Smith
Barney
     Asset Management Co., Ltd. All significant intercompany transactions and accounts have been eliminated in consolidation.

(2)  RELATED PARTY TRANSACTIONS -- Smith Barney, Harris Upham & Co.
Incorporated
     ("SBHU"), another subsidiary of Smith Barney Inc., provides MMC with executive and administrative services (e.g. accounting, legal, personnel, facilities, mail and other support services) and order processing support on a basis mutually agreed upon. Receivables from or payables to SBHU are non-interest bearing. Investments in Mutual Funds represent shares of
SBM,
     TFM and MBF. Such investments are carried at cost, which approximates market value. Substantially all cash collected by MMC relating to management fees is remitted to Smith Barney Inc. in the form of intercompany dividends.

     In October 1990, SBHU transferred its rights under the terms of the management contract for the Vantage Money Market Funds ("VMM") to MMC, at its recorded value, in exchange for an $11,776,346 promissory note which bears interest at 10% per annum and is payable in three equal annual installments commencing November 1, 1991. The net assets of VMM were transferred to SBM under a tax-free reorganization during 1992. The third and final installment payment of $3,925,449 is due on November 1, 1993.

(3)  INCOME TAXES -- In February 1992, the Financial Accounting Standards
Board
     issued Statement of Financial Accounting Standards No. 109, Accounting for
     Income Taxes. Statement 109 requires a change from the deferred method of accounting for income taxes of APB Opinion 11 to the asset and liability method of accounting for income taxes. Under the asset and liability method
     of Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities
and
     their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the
     years in which those temporary differences are expected to be recovered or settled.

     The Company adopted Statement 109 on January 1, 1992. The adoption of this
     Statement resulted in an increase to the balance of Investment Advisory Contracts and the establishment of a corresponding Deferred Tax Liability of $37,766,422.

     MMC is included in the consolidated federal, state and local tax returns filed by Smith Barney Inc. Income taxes payable of approximately
$6,967,003
     are included in the net balance of Due from Affiliates at December 31, 1992.

(4) INVESTMENT ADVISORY CONTRACTS -- The balance of Investment Advisory Contracts is stated at the amortized cost assigned to those contracts in connection with the acquisition of Smith Barney Inc.'s parent by
Commercial
     Credit Group, Inc. in December 1988. The combined successor firm subsequently changed its name to Primerica Corporation. The cost of the

     Investment Advisory Contracts is being amortized over thirty years on a straight-line basis. See Note 3.

(5) STOCKHOLDER'S EQUITY -- Common shares authorized consist of 5,000 shares of
     Class A (non-voting) and 5,000 shares of Class B (voting). At December
31,
     1992, 449 Class A shares and 51 Class B shares were issued and outstanding.
     In connection with the acquisition of Smith Barney Inc. by Primerica Corporation on June 19, 1987 and the subsequent acquisition of Primerica Corporation by Commercial Credit Group, Inc. in December 1988, MMC was recapitalized and its retained earnings on both dates were transferred to additional paid-in capital.